UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/10

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World

Dividend & Income

Fund, Inc.

Annual Report

D E C E M B E R  3 1,  2 0 1 0

LAZARD

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the year ended December 31, 2010. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

As of December 31, 2010, the Fund’s fourth quarter net asset value (“NAV”) performance lagged its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). However, we are pleased with LOR’s favorable NAV performance for the one-, three- and five-year periods and since inception. We believe that, since inception, the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of December 31, 2010)

For the fourth quarter of 2010, the Fund’s NAV increased by 6.1%, underperforming the Index gain of 8.7%. However, for the year, the Fund’s NAV gain of 13.9% outperformed the Index gain of 12.7%. The Fund’s since-inception annualized NAV return of 6.3% is well ahead of the Index return of 5.2% for the same period. Shares of LOR ended the year with a market price of $12.82, representing a 7.8% discount to the Fund’s NAV of $13.90.

The Fund’s net assets were $95.6 million as of December 31, 2010, with total leveraged assets of $126.7 million, representing a 24.5% leverage rate, which was a slight decrease from the 24.9% level at the end of the third quarter and below the maximum permitted leverage rate of 33⅓%.

During the fourth quarter, the Fund’s world equity portfolio benefited from stock selection within materials and telecom sectors and within the U.K. Conversely, performance was hurt by an overweight position in telecom services as well as stock selection in the energy, information technology, and industrial sectors. The smaller, short-duration1 emerging market currency and debt portion of the Fund has added value since its inception.

As of December 31, 2010, 74.6% of the Fund’s total leveraged assets consisted of world equities and 25.0% consisted of emerging market currency and debt instruments, while the remaining 0.4% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s level distribution policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.0753 is based on the Fund’s NAV of $13.90 on December 31, 2010 and is equal to, on an annualized basis, 7.0% of the Fund’s $12.82 market price as of the close of trading on the NYSE on December 31, 2010. For 2010, none of the $0.8476 distributed per share was a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio
(74.6% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Financial Services, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

America and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of December 31, 2010, 31.0% of the Fund’s world equity portfolio investments were based in North America, 24.2% were based in Continental Europe (not including the United Kingdom), 19.1% were based in Asia (not including Japan), 10.3% were based in the United Kingdom, 6.8% were based in Latin America, 6.9% were based in Africa and the Middle East, and 1.7% were based in Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at December 31, 2010, were financials (25.0%), which includes banks, insurance companies, and financial services companies, and telecommunication services (14.7%). Other sectors in the portfolio include consumer staples, consumer discretionary, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.3% as of December 31, 2010.

World Equity Markets Review
Global stock market indices, including the MSCI World® Index, posted robust returns on both a quarter-and year-to-date basis as worldwide economic growth continued to slowly improve. During the fourth quarter, macroeconomic developments were still somewhat mixed. The United States saw an improvement in GDP and also instituted a second round of quantitative easing in an effort to improve growth.

Concerns over sovereign debt levels in Europe increased and Ireland agreed to a large rescue package. However, this did not fully stem investors’ fear of contagion. In Asia, several measures were taken by China to prevent a property bubble and combat inflation, including the first set of interest rate increases in three years. In the currency markets, the U.S. dollar depreciated against most major currencies. However, it did appreciate slightly against the euro and the British pound as a result of sovereign debt concerns.

Each sector in the Index rose during the year. Materials and energy had the largest gains, in the fourth quarter, as they increased on the back of strong commodity prices. The traditionally defensive consumer staples and telecom services sectors surprisingly lagged during the quarter, as rising rates weighed on these high-

yielding sectors. During the year, the consumer discretionary and industrials sectors posted the largest gains in the Index as the economy continued to recover. Utilities and health care posted the lowest returns.

What Helped and What Hurt LOR
During the fourth quarter, the Fund’s world equity portfolio benefited from stock selection within materials and telecom sectors and within the U.K. Within materials, shares of mining company Southern Copper increased on the back of copper prices. The demand for the commodity rose during 2010, largely driven by emerging markets, and fundamentals remained tight. In the telecom sector, Telstra performed well on news that the Australian Government would plan to build a National Broadband Network. Telstra would be a major beneficiary of the plan. Telecom New Zealand also performed well on reduced regulatory pressure.

Conversely, performance was hurt by an overweight position in telecom services as well as stock selection in the energy, information technology, and industrial sectors. Within the energy sector, shares of integrated oil and gas company Eni were weak following quarterly earnings. Although the company’s net income exceeded expectations, investors continued to worry about the softness of its gas business. Within industrials, shares of shipping company Pacific Basin Shipping declined over China’s steps to cool its economy. Shares of Cielo, a Brazilian credit card processor, declined as quarterly results fell short of market expectations, and due to concerns of increased competition in the market.

Emerging Market Currency and Debt Portfolio
(25.0% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of December 31, 2010, this portfolio consisted of forward currency contracts (73.5%) and sovereign debt obligations (26.5%). The average duration of the emerging market currency and debt portfolio remained at approximately 5 months during the quarter, with an average yield of 5.6%2 as of quarter end.

Emerging Market Currency and Debt Market Review
External factors overwhelmed fundamentals during certain periods throughout 2010, including the fourth

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

quarter. The post quantitative easing (QE2) rally in October was reversed during November and the crisis in peripheral Europe returned to the forefront, this time with Ireland in focus. As we experienced in May, many emerging market countries experienced heightened sensitivity to global risk aversion during November, prompted by Irish contagion, due to heavy foreign investor positioning and currencies in disparate countries such as India, Poland and Mexico sold off.

The risks in peripheral Europe notwithstanding, growth continued to be strong throughout emerging market countries, led by Latin America and Asia. Domestic-demand driven countries such as Chile, Brazil, and the Philippines were among top performers for the quarter, while a cyclical growth rebound and non-interventionist monetary policy made Mexico the quarter’s top performer. While many of these countries have benefited from portfolio capital, increasing intra-emerging markets trade, cross-border investment flows, and healthy banks, low leverage among these countries may decrease the potential for continued growth.

What Helped and What Hurt LOR
Latin American country selection favored Chile, Brazil and Mexico, while our lack of investment in Colombia helped performance. Chilean exposure was abetted by continued monetary normalization and terms of trade gains from continued high copper prices.

The Asian region was the top performer in the quarter on optimism that the global recovery is intact, after the U.S. economy grew more than estimated in the third quarter coupled with a robust growth outlook across Asia. Exposure to the Philippines benefited from seasonal remittance inflows and strong domestic growth, while India’s capital account flows were sufficient to finance the country’s current account deficit. Strong account surplus positions and upward GDP projections in Malaysia and the Philippines were complemented by surging foreign inflows in South Korea.

Exposure to smaller, less liquid markets such as Serbia and Zambia also helped. Serbia’s attractive yields amidst relative currency stability contributed to performance. The Zambian kwacha appreciated as the economy benefited from rising prices and volumes of copper, its key export, in addition to investment inflows.

Turkey was the worst performer during the quarter due to December’s lira weakness, on widening current account deficit and central bank policy stance. Despite its fourth quarter detraction, Turkey was the second best performer for the full year. Ghana was hurt by rising year-end imports related to strong growth, which resulted in local currency weakness. Loose monetary policy and strong growth also weighed on the Ugandan shilling as strong economic growth fueled rising year-end imports resulting in local currency weakness.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of December 31, 2010; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index*

Value at 12/31/10

LOR at Market Price	$12,922

LOR at Net Asset Value	13,992

MSCI ACWI Index	13,190

Average Annual Total Returns* Periods Ended December 31, 2010
	One Year	Five Years	Since Inception**

Market Price	23.70%	6.95%	4.76%
Net Asset Value	13.85%	5.17%	6.28%
MSCI ACWI Index	12.67%	3.44%	5.15%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings December 31, 2010

Security	Value	Percentage of Net Assets

AT&T, Inc.	$3,776,799	3.9%
Royal Dutch Shell PLC, A Shares	3,560,782	3.7
Taiwan Semiconductor Manufacturing Co., Ltd.	2,979,363	3.1
Philippine Long Distance Telephone Co. Sponsored ADR	2,750,344	2.9
Pfizer, Inc.	2,665,022	2.8
Total SA	2,598,933	2.7
Vivendi	2,393,762	2.5
Sampo Oyj, A Shares	2,248,533	2.4
Zurich Financial Services AG	2,194,306	2.3
Man Group PLC	2,113,870	2.2

Portfolio Holdings Presented by Sector December 31, 2010

Sector	Percentage of Total Investments

Consumer Discretionary	9.3%
Consumer Staples	5.1
Emerging Markets Debt Obligations	10.7
Energy	9.2
Financials	22.3
Health Care	3.6
Industrials	8.6
Information Technology	8.0
Materials	6.6
Telecommunication Services	13.1
Utilities	3.5

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments
December 31, 2010

Description	Shares	Value

Common Stocks—98.1%

Australia—4.4%
National Australia Bank, Ltd.	26,700	$647,218
TABCORP Holdings, Ltd.	92,048	669,383
Telstra Corp., Ltd.	679,479	1,938,970
Transurban Group	181,260	949,211

Total Australia		4,204,782

Brazil—6.7%
Banco do Brasil SA	63,117	1,194,660
Cielo SA (b)	169,200	1,370,928
Companhia Siderurgica Nacional SA
Sponsored ADR	57,300	955,191
Redecard SA (b)	156,100	1,979,461
Souza Cruz SA	17,380	946,372

Total Brazil		6,446,612

Canada—0.8%
Cenovus Energy, Inc.	22,500	747,900

China—1.9%
China Construction Bank Corp.,
Class H	1,149,180	1,034,924
Industrial and Commercial Bank of
China, Ltd., Class H	1,036,440	769,383

Total China		1,804,307

Cyprus—0.6%
Bank of Cyprus Public Co., Ltd.	172,269	593,924

Egypt—1.8%
Orascom Construction Industries	34,310	1,701,020

Finland—2.3%
Sampo Oyj, A Shares	83,923	2,248,533

France—6.8%
AXA SA	51,630	858,965
Total SA	49,051	2,598,933
Vinci SA	12,530	681,139
Vivendi	88,680	2,393,762

Total France		6,532,799

Germany—1.8%
Allianz SE	7,315	869,294
E.ON AG	28,200	864,274

Total Germany		1,733,568

Greece—1.4%
OPAP SA	77,542	1,341,871

Hong Kong—1.1%
Pacific Basin Shipping, Ltd.	1,579,000	1,052,287

Description	Shares	Value

Indonesia—1.1%
PT Perusahaan Gas Negara	2,114,500	$1,038,475

Ireland—0.8%
CRH PLC	38,800	811,428

Israel—3.5%
Cellcom Israel, Ltd.	40,300	1,317,407
Israel Chemicals, Ltd.	118,680	2,034,467

Total Israel		3,351,874

Italy—2.5%
Atlantia SpA	36,301	740,733
Eni SpA	75,099	1,639,797

Total Italy		2,380,530

Japan—1.7%
Daito Trust Construction Co., Ltd.	8,900	609,484
Mizuho Financial Group, Inc.	534,900	1,008,002

Total Japan		1,617,486

New Zealand—2.2%
Telecom Corp. of New Zealand, Ltd.	1,221,623	2,065,598

Norway—1.8%
Gjensidige Forsikring ASA	64,200	643,645
Orkla ASA	106,360	1,033,515

Total Norway		1,677,160

Philippines—2.9%
Philippine Long Distance Telephone
Co. Sponsored ADR (b)	47,200	2,750,344

Russia—1.4%
Mobile TeleSystems Sponsored ADR	63,100	1,316,897

South Africa—0.9%
Kumba Iron Ore, Ltd. (b)	13,755	886,375

Spain—1.7%
Banco Santander SA	83,187	881,299
Bolsas y Mercados Espanoles	30,430	725,032

Total Spain		1,606,331

Switzerland—2.3%
Zurich Financial Services AG (b)	8,471	2,194,306

Taiwan—5.2%
MediaTek, Inc.	84,000	1,202,819
Siliconware Precision Industries Co.	696,000	835,491
Taiwan Semiconductor
Manufacturing Co., Ltd. (b)	1,223,490	2,979,363

Total Taiwan		5,017,673

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Description	Shares	Value

Turkey—1.1%
Ford Otomotiv Sanayi AS	123,795	$1,046,324

United Kingdom—10.2%
BAE Systems PLC	168,511	866,994
British American Tobacco PLC	33,600	1,290,523
Man Group PLC (b)	458,050	2,113,870
Provident Financial PLC	39,300	535,522
Prudential PLC	63,083	656,996
Royal Dutch Shell PLC, A Shares (b)	107,750	3,560,782
Vodafone Group PLC	281,850	728,578

Total United Kingdom		9,753,265

United States—29.2%
Altria Group, Inc. (b)	67,500	1,661,850
American Electric Power Co., Inc.	28,000	1,007,440
AT&T, Inc. (b)	128,550	3,776,799
ConocoPhillips (b)	17,300	1,178,130
Darden Restaurants, Inc. (b)	31,700	1,472,148
Emerson Electric Co.	12,000	686,040
Illinois Tool Works, Inc.	12,300	656,820
Intel Corp. (b)	67,900	1,427,937
Limited Brands, Inc.	19,200	590,016
Mattel, Inc. (b)	67,850	1,725,426
Merck & Co., Inc.	31,200	1,124,448
Nucor Corp.	35,600	1,559,992
NYSE Euronext (b)	44,400	1,331,112
Pfizer, Inc. (b)	152,200	2,665,022
Public Storage REIT	4,400	446,248
Reynolds American, Inc. (b)	46,400	1,513,568
Southern Copper Corp.	15,860	773,016
Spectra Energy Corp.	32,400	809,676
The Macerich Co. REIT	30,900	1,463,733
UDR, Inc. REIT	32,100	754,992
United Parcel Service, Inc., Class B	9,300	674,994
Wal-Mart Stores, Inc.	10,900	587,837

Total United States		27,887,244

Total Common Stocks
(Identified cost $87,103,100)		93,808,913

Preferred Stock—0.7%

United States—0.7%
Bank of America Corp.
(Identified cost $625,521)	695	665,094

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—11.9%

Brazil—3.5%
Brazil NTN-F:
10.00%, 01/01/12	3,900	$2,419,696
10.00%, 01/01/13	1,648	951,364

Total Brazil		3,371,060

Egypt—3.4%
Egypt Treasury Bills:
0.00%, 01/11/11	1,025	176,231
0.00%, 02/01/11	2,450	419,066
0.00%, 02/08/11	650	110,987
0.00%, 02/15/11	1,400	238,634
0.00%, 02/22/11	1,300	221,204
0.00%, 03/15/11	1,375	232,741
0.00%, 03/29/11	4,800	809,650
0.00%, 05/31/11	475	78,722
0.00%, 06/21/11	2,325	382,898
0.00%, 07/12/11	650	106,368
0.00%, 08/02/11	1,200	195,188
0.00%, 09/06/11	475	76,475
0.00%, 09/20/11	1,375	220,455

Total Egypt		3,268,619

Ghana—0.9%
Ghana Government Bonds:
14.00%, 03/07/11	560	377,906
16.00%, 05/02/11	390	265,137
13.67%, 06/11/12	190	129,351
15.00%, 12/10/12	170	119,171

Total Ghana		891,565

Mexico—2.6%
Mexican Bonos:
9.00%, 12/20/12	10,210	885,831
8.00%, 12/17/15	5,500	475,717
7.75%, 12/14/17	3,000	258,170
Mexican Cetes:
0.00%, 01/13/11	5,080	410,633
0.00%, 04/07/11	5,080	406,260

Total Mexico		2,436,611

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Description	Principal Amount (000) (c)	Value

Poland—1.5%
Poland Government Bonds:
4.75%, 04/25/12	933	$316,275
0.00%, 10/25/12	3,095	965,668
3.00%, 08/24/16	262	89,872

Total Poland		1,371,815

Total Foreign Government
Obligations
(Identified cost $10,676,874)		11,339,670

Description	Shares	Value

Short-Term Investment—0.0%
State Street Institutional Treasury
Money Market Fund
(Identified cost $4)	4	$4

Total Investments—110.7%
(Identified cost $98,405,499) (a)		$105,813,681
Liabilities in Excess of Cash
and Other Assets—(10.7)%		(10,198,253)

Net Assets—100.0%		$95,615,428

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010:

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	CIT	01/10/11	928,580	$232,000	$233,560	$1,560	$—
ARS	CIT	01/12/11	1,032,774	258,000	259,642	1,642	—
ARS	BNP	01/25/11	1,924,944	476,000	482,424	6,424	—
ARS	BNP	02/08/11	886,820	220,000	221,519	1,519	—
ARS	CIT	02/09/11	767,152	191,000	191,584	584	—
ARS	BNP	02/18/11	1,725,507	427,000	430,046	3,046	—
ARS	BNP	02/22/11	778,560	192,000	193,865	1,865	—
ARS	BNP	02/28/11	1,057,964	261,000	263,084	2,084	—
BRL	BRC	01/04/11	822,437	489,837	495,444	5,607	—
BRL	JPM	01/04/11	3,284,485	1,957,381	1,978,606	21,225	—
BRL	JPM	01/04/11	406,337	237,000	244,781	7,781	—
CLP	BNP	01/10/11	106,780,800	224,000	228,056	4,056	—
CLP	HSB	01/20/11	120,179,850	249,000	256,469	7,469	—
CLP	BNP	02/14/11	217,691,950	457,000	463,608	6,608	—
CLP	BNP	02/28/11	97,909,400	202,000	208,258	6,258	—
CLP	CIT	03/07/11	222,416,250	458,000	472,810	14,810	—
CLP	CIT	03/17/11	128,655,000	270,000	273,273	3,273	—
CNY	JPM	03/17/11	7,825,873	1,177,000	1,187,381	10,381	—
CNY	JPM	05/27/11	434,165	63,689	65,933	2,244	—
CNY	BRC	07/29/11	3,368,736	504,000	512,262	8,262	—
CNY	BRC	07/29/11	1,201,760	185,000	182,744	—	2,256
CNY	BRC	07/29/11	274,577	41,000	41,753	753	—
CNY	JPM	07/29/11	2,526,930	378,000	384,254	6,254	—
COP	BNP	01/03/11	823,186,650	413,687	428,743	15,056	—
COP	HSB	01/03/11	823,186,650	429,000	428,743	—	257
COP	BNP	01/24/11	895,752,000	468,000	468,885	885	—
CZK	CAL	01/21/11	8,887,834	461,817	474,218	12,401	—
CZK	BRC	01/31/11	8,836,132	457,527	471,458	13,931	—
CZK	CAL	03/03/11	4,813,334	251,471	256,754	5,283	—
EGP	CIT	01/03/11	504,000	86,374	86,822	448	—
EUR	BRC	01/03/11	251,695	342,000	336,341	—	5,659
EUR	BRC	01/03/11	144,284	191,000	192,806	1,806	—
EUR	BRC	01/03/11	115,357	151,000	154,152	3,152	—
EUR	CIT	01/03/11	306,876	405,705	410,078	4,373	—
EUR	CIT	01/06/11	123,108	164,509	164,508	—	1
EUR	BRC	04/04/11	159,465	211,991	213,025	1,034	—
GHS	CIT	01/06/11	406,000	277,133	272,736	—	4,397
GHS	SCB	01/10/11	179,000	122,134	120,104	—	2,030
GHS	SCB	01/10/11	74,215	50,000	49,796	—	204
GHS	SCB	01/13/11	207,000	140,530	138,770	—	1,760
GHS	CIT	01/20/11	524,000	353,576	350,564	—	3,012
GHS	BRC	01/24/11	105,747	71,000	70,664	—	336
GHS	SCB	01/31/11	188,000	125,375	125,368	—	7
GHS	BRC	10/11/11	159,796	73,639	99,127	25,488	—
IDR	BRC	01/10/11	3,170,150,000	355,000	351,523	—	3,477
ILS	CAL	01/07/11	3,446,388	949,000	971,179	22,179	—
ILS	CIT	01/26/11	2,068,237	574,000	582,650	8,650	—
ILS	CIT	01/31/11	1,158,723	325,000	326,402	1,402	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

INR	HSB	01/12/11	7,565,250	$165,000	$168,947	$3,947	$—
INR	SCB	01/12/11	16,892,480	352,000	377,242	25,242	—
INR	BRC	01/27/11	22,905,280	496,000	510,155	14,155	—
INR	JPM	02/22/11	14,674,000	319,000	325,245	6,245	—
INR	BRC	03/14/11	17,002,930	371,000	375,393	4,393	—
INR	BNP	05/31/11	26,465,590	565,202	576,163	10,961	—
KES	CIT	01/10/11	12,555,000	155,963	155,384	—	579
KES	SCB	01/14/11	13,126,000	162,993	162,451	—	542
KES	CIT	01/20/11	24,085,000	298,451	298,082	—	369
KES	SCB	01/31/11	15,376,000	190,642	190,298	—	344
KRW	SCB	01/19/11	1,334,760,000	1,176,000	1,175,167	—	833
KRW	CIT	03/28/11	269,930,500	233,000	236,808	3,808	—
KZT	CIT	01/18/11	27,918,000	189,634	189,520	—	114
KZT	HSB	01/28/11	25,284,000	171,475	171,694	219	—
KZT	BRC	01/31/11	10,064,000	68,276	68,347	71	—
KZT	CIT	01/31/11	22,792,000	154,627	154,787	160	—
KZT	HSB	02/07/11	23,110,400	157,000	156,984	—	16
KZT	BRC	02/10/11	23,110,400	157,000	156,998	—	2
KZT	CIT	03/29/11	21,135,400	143,388	143,764	376	—
KZT	BRC	04/01/11	30,704,000	208,374	208,865	491	—
KZT	BRC	05/03/11	38,493,000	261,590	261,875	285	—
KZT	BRC	05/03/11	22,792,000	154,942	155,058	116	—
KZT	CIT	05/10/11	22,818,950	155,125	155,241	116	—
KZT	HSB	05/10/11	23,143,000	157,382	157,446	64	—
KZT	HSB	05/10/11	22,792,000	154,889	155,058	169	—
KZT	BRC	05/20/11	18,191,700	123,493	123,762	269	—
KZT	BRC	05/20/11	16,934,550	114,888	115,209	321	—
KZT	CIT	06/09/11	9,768,000	66,404	66,454	50	—
KZT	HSB	06/15/11	9,768,000	66,381	66,453	72	—
KZT	BRC	06/20/11	16,934,550	114,904	115,209	305	—
KZT	HSB	06/28/11	25,284,000	171,650	172,012	362	—
KZT	BRC	06/30/11	10,064,000	68,314	68,467	153	—
KZT	CIT	07/18/11	33,347,000	226,619	226,888	269	—
KZT	BRC	08/02/11	38,493,000	261,679	261,929	250	—
KZT	BRC	08/10/11	15,622,000	106,243	106,308	65	—
MXN	HSB	03/09/11	4,043,843	305,000	325,873	20,873	—
MYR	HSB	01/24/11	801,536	256,000	259,569	3,569	—
MYR	SCB	02/10/11	1,259,591	404,000	407,441	3,441	—
MYR	BRC	03/03/11	747,300	235,000	241,437	6,437	—
MYR	JPM	03/10/11	4,447,509	1,409,000	1,436,269	27,269	—
PEN	BNP	03/24/11	840,091	301,000	298,327	—	2,673
PEN	BNP	03/24/11	187,560	66,629	66,605	—	24
PHP	BRC	01/28/11	20,621,650	443,000	470,831	27,831	—
PHP	JPM	01/28/11	17,840,640	404,000	407,336	3,336	—
PHP	HSB	03/03/11	13,077,000	300,000	298,497	—	1,503
PHP	BRC	05/19/11	30,935,570	718,763	705,064	—	13,699
PHP	BRC	05/27/11	31,559,500	733,771	719,120	—	14,651
PLN	CIT	01/03/11	1,217,468	392,580	411,251	18,671	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

PLN	JPM	01/28/11	3,240,918	$1,060,042	$1,093,096	$33,054	$—
PLN	CIT	02/03/11	465,070	154,941	156,799	1,858	—
RON	BRC	02/02/11	731,709	221,562	229,100	7,538	—
RON	BRC	02/22/11	1,412,000	433,961	440,820	6,859	—
RSD	CIT	01/06/11	13,074,050	160,045	164,142	4,097	—
RSD	BRC	01/10/11	30,399,000	380,225	381,187	962	—
RSD	CIT	01/10/11	11,976,000	148,789	150,173	1,384	—
RSD	BRC	01/13/11	18,412,600	227,274	230,673	3,399	—
RSD	CIT	01/19/11	12,804,000	162,601	160,115	—	2,486
RSD	CIT	01/20/11	13,092,000	164,669	163,667	—	1,002
RSD	CIT	01/20/11	10,383,100	131,100	129,802	—	1,298
RSD	CIT	01/21/11	11,664,100	143,753	145,772	2,019	—
RSD	BRC	02/22/11	11,209,500	142,406	138,819	—	3,587
RSD	BRC	02/22/11	10,271,000	129,358	127,197	—	2,161
RSD	BRC	02/22/11	7,436,700	93,933	92,097	—	1,836
RSD	CIT	02/23/11	13,774,080	169,485	170,532	1,047	—
RUB	CIT	01/24/11	8,076,805	262,000	264,125	2,125	—
RUB	BRC	01/31/11	10,371,000	329,029	338,955	9,926	—
RUB	BRC	02/28/11	10,247,000	331,436	334,072	2,636	—
TRY	BRC	01/06/11	335,238	224,000	217,049	—	6,951
TRY	JPM	01/10/11	806,841	540,000	522,145	—	17,855
TRY	BRC	01/20/11	335,905	224,000	217,130	—	6,870
TRY	JPM	01/24/11	674,000	468,283	435,476	—	32,807
TRY	JPM	02/28/11	2,109,317	1,346,000	1,356,839	10,839	—
TWD	BRC	03/22/11	13,503,640	439,000	464,086	25,086	—
UAH	ING	01/10/11	700,785	87,000	87,553	553	—
UAH	ING	01/13/11	845,615	105,513	105,502	—	11
UAH	ING	01/18/11	1,118,600	138,986	139,242	256	—
UAH	ING	01/20/11	1,721,885	213,501	214,143	642	—
UAH	ING	02/15/11	1,072,000	132,475	132,104	—	371
UAH	CIT	02/17/11	720,010	89,000	88,677	—	323
UAH	ING	02/17/11	729,900	90,000	89,895	—	105
UAH	HSB	02/22/11	1,033,920	128,000	127,155	—	845
UAH	ING	03/01/11	1,121,400	137,134	137,637	503	—
UAH	BRC	08/10/11	845,000	99,412	99,746	334	—
UAH	ING	09/07/11	1,247,000	146,630	146,233	—	397
UAH	BRC	09/12/11	1,080,770	127,000	126,591	—	409
UGX	CIT	01/10/11	553,763,000	239,000	239,465	465	—
UGX	CIT	01/12/11	105,708,000	45,910	45,700	—	210
UGX	BRC	01/20/11	808,377,000	350,250	349,116	—	1,134
UGX	CIT	01/21/11	427,032,000	185,119	184,399	—	720
UGX	SCB	01/24/11	240,916,000	104,664	103,991	—	673
UGX	SCB	01/31/11	225,722,000	96,582	97,341	759	—
UGX	CIT	02/15/11	552,100,000	237,565	237,527	—	38
UGX	CIT	02/22/11	730,635,000	314,793	313,991	—	802
UYU	JPM	01/24/11	3,639,090	182,000	181,049	—	951
UYU	CIT	02/22/11	2,965,920	148,000	146,755	—	1,245
UYU	CIT	03/23/11	2,758,050	135,000	135,764	764	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)
December 31, 2010

Forward Currency Purchase Contracts open at December 31, 2010 (concluded):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ZMK	BRC	01/06/11	325,955,000	$67,000	$67,880	$880	$—
ZMK	CIT	01/07/11	1,215,759,000	251,971	253,165	1,194	—
ZMK	BRC	01/14/11	1,500,558,000	313,008	312,324	—	684
ZMK	SCB	01/18/11	822,961,000	173,951	171,244	—	2,707
ZMK	SCB	01/18/11	400,194,000	86,379	83,273	—	3,106
ZMK	BRC	01/21/11	342,159,000	70,636	71,183	547	—

Total Forward Currency Purchase Contracts				$43,093,017	$43,486,568	$543,880	$150,329

Forward Currency Sale Contracts open at December 31, 2010:

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	01/04/11	822,437	$474,000	$495,444	$—	$21,444
BRL	JPM	01/04/11	433,566	252,000	261,184	—	9,184
BRL	JPM	01/04/11	3,257,256	1,876,191	1,962,202	—	86,011
BRL	BRC	02/02/11	836,451	495,000	500,530	—	5,530
BRL	JPM	02/02/11	3,284,485	1,944,863	1,965,425	—	20,562
CNY	JPM	03/17/11	2,215,088	334,000	336,084	—	2,084
CNY	JPM	07/29/11	7,372,003	1,122,156	1,121,013	1,143	—
COP	BNP	01/03/11	823,186,650	439,971	428,743	11,228	—
COP	HSB	01/03/11	823,186,650	413,687	428,743	—	15,056
EGP	CIT	01/03/11	504,000	86,828	86,822	6	—
EUR	BRC	01/03/11	90,652	124,000	121,139	2,861	—
EUR	BRC	01/03/11	143,000	203,671	191,091	12,580	—
EUR	BRC	01/03/11	159,465	212,057	213,093	—	1,036
EUR	CIT	01/03/11	118,219	157,200	157,976	—	776
EUR	CIT	01/03/11	299,000	392,580	399,554	—	6,974
EUR	CIT	01/06/11	121,000	160,045	161,692	—	1,647
EUR	BRC	01/10/11	281,707	380,225	376,441	3,784	—
EUR	CIT	01/10/11	110,890	148,789	148,181	608	—
EUR	BRC	01/13/11	170,408	227,274	227,713	—	439
EUR	CIT	01/19/11	120,271	162,601	160,713	1,888	—
EUR	CIT	01/20/11	98,693	131,100	131,880	—	780
EUR	CIT	01/20/11	122,920	164,669	164,254	415	—
EUR	CAL	01/21/11	353,000	461,817	471,700	—	9,883
EUR	CIT	01/21/11	108,635	143,753	145,164	—	1,411
EUR	JPM	01/28/11	811,000	1,060,042	1,083,695	—	23,653
EUR	BRC	01/31/11	349,000	457,527	466,347	—	8,820
EUR	CAL	01/31/11	1,200,333	1,649,000	1,603,932	45,068	—
EUR	CIT	02/03/11	117,000	154,941	156,339	—	1,398
EUR	BRC	02/22/11	67,760	93,933	90,535	3,398	—
EUR	BRC	02/22/11	95,767	129,358	127,956	1,402	—
EUR	BRC	02/22/11	105,650	142,406	141,161	1,245	—
EUR	BRC	02/22/11	327,610	433,961	437,725	—	3,764
EUR	CIT	02/23/11	127,187	169,485	169,935	—	450
EUR	CAL	03/03/11	191,000	251,471	255,187	—	3,716
EUR	HSB	03/07/11	468,418	619,000	625,821	—	6,821
EUR	HSB	03/14/11	782,720	1,032,000	1,045,707	—	13,707

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)
December 31, 2010

Forward Currency Sale Contracts open at December 31, 2010 (concluded):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	JPM	03/14/11	516,145	$681,311	$689,565	$—	$8,254
EUR	HSB	03/23/11	1,127,976	1,481,523	1,506,908	—	25,385
IDR	BRC	01/10/11	3,170,150,000	350,680	351,523	—	843
JPY	SCB	01/21/11	49,529,379	607,000	610,148	—	3,148
JPY	CAL	02/10/11	12,147,300	150,000	149,673	327	—
JPY	JPM	02/28/11	15,174,250	182,000	187,003	—	5,003
JPY	BRC	03/24/11	39,538,259	473,000	487,388	—	14,388
KZT	CIT	01/18/11	27,918,000	189,403	189,520	—	117
KZT	HSB	01/28/11	25,284,000	171,301	171,694	—	393
KZT	BRC	01/31/11	10,064,000	68,207	68,347	—	140
KZT	BRC	01/31/11	22,792,000	154,732	154,787	—	55
KZT	HSB	02/07/11	23,110,400	156,947	156,984	—	37
KZT	BRC	02/10/11	23,110,400	156,893	156,998	—	105
MXN	HSB	03/09/11	4,043,843	323,481	325,873	—	2,392
PEN	HSB	03/24/11	371,580	132,000	131,953	47	—
PLN	CIT	01/03/11	1,217,468	405,705	411,251	—	5,546
RSD	CIT	01/06/11	13,074,050	164,509	164,142	367	—
TWD	BRC	03/22/11	13,503,640	425,714	464,087	—	38,373
ZMK	BRC	01/06/11	325,955,000	70,385	67,880	2,505	—

Total Forward Currency Sale Contracts				$23,046,392	$23,306,845	88,872	349,325

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$632,752	$499,654

Currency Abbreviations:
ARS	— Argentine Peso	KZT	— Kazakhstani Tenge
BRL	— Brazilian Real	MXN	— Mexican New Peso
CLP	— Chilean Peso	MYR	— Malaysian Ringgit
CNY	— Chinese Renminbi	PEN	— Peruvian New Sol
COP	— Colombian Peso	PHP	— Philippine Peso
CZK	— Czech Koruna	PLN	— Polish Zloty
EGP	— Egyptian Pound	RON	— New Romanian Leu
EUR	— Euro	RSD	— Serbian Dinar
GHS	— Ghanaian Cedi	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	TRY	— New Turkish Lira
ILS	— Israeli Shekel	TWD	— New Taiwan Dollar
INR	— Indian Rupee	UAH	— Ukranian Hryvnia
JPY	— Japanese Yen	UGX	— Ugandan Shilling
KES	— Kenyan Shilling	UYU	— Uruguayan Peso
KRW	— South Korean Won	ZMK	— Zambian Kwacha

Counterparty Abbreviations:
BNP	— BNP Paribas SA
BRC	— Barclays Bank PLC
CAL	— Calyon Bank
CIT	— Citibank NA
HSB	— HSBC Bank USA
ING	— ING Bank NV
JPM	— JPMorgan Chase Bank
SCB	— Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments
December 31, 2010

(a)

For federal income tax purposes, the aggregate cost was $99,549,953, aggregate gross unrealized appreciation was $11,289,018, aggregate gross unrealized depreciation was $5,025,290, and the net unrealized appreciation was $6,263,728.

(b)	Segregated security for forward currency contracts.
(c)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR	— American Depositary Receipt
NTN-F	— Brazil Sovereign “Nota do Tesouro Nacional” Series F
REIT	— Real Estate Investment Trust

Portfolio holdings by industry (as percentage of net assets):
Agriculture	2.1%
Alcohol & Tobacco	5.7
Automotive	1.1
Banking	6.0
Commercial Services	1.4
Construction & Engineering	2.5
Consumer Products	1.8
Electric	2.0
Energy Exploration & Production	0.8
Energy Integrated	9.4
Financial Services	8.1
Gas Utilities	1.9
Housing	1.5
Insurance	7.8
Leisure & Entertainment	6.1
Manufacturing	3.4
Metals & Mining	4.4
Pharmaceutical & Biotechnology	4.0
Real Estate	2.8
Retail	1.2
Semiconductor & Components	6.7
Telecommunications	14.5
Transportation	3.6

Subtotal	98.8
Foreign Government Obligations	11.9

Total Investments	110.7%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2010

ASSETS
Investments in securities, at value (cost $98,405,499)	$105,813,681
Cash	8,774
Foreign currency, at value (cost $261,086)	265,604
Dividends and interest receivable	643,164
Gross unrealized appreciation on forward currency contracts	632,752

Total assets	107,363,975

LIABILITIES
Payables for:
Management fees	96,048
Accrued directors’ fees	144
Line of credit outstanding	11,006,000
Gross unrealized depreciation on forward currency contracts	499,654
Other accrued expenses and payables	146,701

Total liabilities	11,748,547

Net assets	$95,615,428

NET ASSETS
Paid in capital (Note 2(i))	$128,487,734
Distributions in excess of net investment income (Note 2(i))	(347,587)
Accumulated net realized loss	(40,093,692)
Net unrealized appreciation on:
Investments	7,408,182
Foreign currency and forward currency contracts	160,791

Net assets	$95,615,428

Shares of common stock outstanding*	6,880,183
Net asset value per share	$13.90
Market value per share	$12.82

*   $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations
For the Year Ended December 31, 2010

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $355,475)	$4,966,588
Interest (net of foreign withholding taxes of $3,537)	1,163,357

Total investment income	6,129,945

Expenses:
Management fees (Note 3)	1,078,995
Custodian fees	143,346
Professional services	138,497
Shareholders’ reports	95,852
Administration fees	60,274
Shareholders’ services	42,430
Shareholders’ meeting	29,495
Directors’ fees and expenses	3,010
Other	64,026

Total expenses before interest expense	1,655,925
Interest expense	222,770

Total expenses	1,878,695

Net investment income	4,251,250

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain on:
Investments (net of foreign capital gains taxes of $40,669)	5,446,067
Foreign currency and forward currency contracts	1,474,269

Total net realized gain on investments, foreign currency and forward currency contracts	6,920,336

Net change in unrealized appreciation (depreciation) on:
Investments	822,544
Foreign currency and forward currency contracts	(298,544)

Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	524,000

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	7,444,336

Net increase in net assets resulting from operations	$11,695,586

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2010	Year Ended December 31, 2009

INCREASE IN NET ASSETS

Operations:
Net investment income	$4,251,250	$5,292,324
Net realized gain (loss) on investments, foreign currency and forward currency contracts	6,920,336	(21,929,392)
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	524,000	44,426,580

Net increase in net assets resulting from operations	11,695,586	27,789,512

Distributions to Stockholders (Note 2(i)):
From net investment income	(5,831,368)	(3,817,418)
Return of capital	—	(1,483,075)

Net decrease in net assets resulting from distributions	(5,831,368)	(5,300,493)

Total increase in net assets	5,864,218	22,489,019
Net assets at beginning of year	89,751,210	67,262,191

Net assets at end of year*	$95,615,428	$89,751,210

* Includes distributions in excess of net investment income of (Note 2(i))	$(347,587)	$(1,063,210)

Transactions in Capital Shares:
Common shares outstanding at beginning of year	6,880,183	6,880,183

Common shares outstanding at end of year	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows
For the Year Ended December 31, 2010

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$11,695,586
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities
Decrease in interest and dividends receivable	225,264
Accretion of bond discount and amortization of bond premium	(445,835)
Inflation index adjustment	(47,821)
Decrease in other accrued expenses and payables	(5,736)
Net realized gain on investments, foreign currency and forward currency contracts	(6,920,336)
Net change in unrealized appreciation on investments, foreign currency and forward currency contracts	(524,000)
Purchase of long-term investments	(65,731,367)
Proceeds from disposition of long-term investments	67,688,572
Proceeds from disposition of short-term investments, net	721,392

Net cash provided in operating activities	6,655,719

Cash flows from financing activities:
Cash distribution paid (Note 2(i))	(5,831,368)
Gross drawdowns in line of credit balance	3,695,000
Gross paydowns in line of credit balance	(6,000,000)

Net cash used in financing activities	(8,136,368)

Effect of exchange rate changes on cash	1,521,594

Net increase in cash and foreign currency	40,945

Cash and foreign currency:
Beginning balance	233,433

Ending balance	$274,378

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$(229,289)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights
Selected data for a share of common stock outstanding throughout each year

	Year Ended

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06

Net asset value, beginning of year	$13.04	$9.78	$20.21	$22.83	$20.00

Income (loss) from investment operations:
Net investment income	0.62	0.78	1.05	0.98	1.11
Net realized and unrealized gain (loss)	1.09	3.25	(9.63)	0.78	4.98

Total from investment operations	1.71	4.03	(8.58)	1.76	6.09

Less distributions from (Note 2(i)):
Net investment income	(0.85)	(0.55)	(1.41)	(1.72)	(1.49)
Net realized gains	—	—	(0.44)	(2.66)	(1.77)
Return of capital	—	(0.22)	—	—	—

Total distributions	(0.85)	(0.77)	(1.85)	(4.38)	(3.26)

Net asset value, end of year	$13.90	$13.04	$9.78	$20.21	$22.83

Market value, end of year	$12.82	$11.15	$8.74	$19.45	$23.77

Total Return based upon:
Net asset value (a)	13.85%	44.18%	–44.82%	7.76%	31.79%
Market value (a)	23.70%	39.81%	–48.02%	0.22%	55.29%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$95,615	$89,751	$67,262	$139,024	$157,065
Ratios to average net assets:
Net expenses	2.11%	2.13%	2.30%	1.99%	1.90%
Gross expenses	2.11%	2.13%	2.30%	2.00%	1.90%
Gross expenses excluding interest expense	1.86%	1.86%	1.77%	1.65%	1.59%
Net investment income	4.78%	7.21%	6.62%	4.20%	5.04%
Portfolio turnover rate	67%	93%	86%	93%	99%

(a)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements
December 31, 2010

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee

of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which, at all times, is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

asset value, the likelihood of more volatility in the market value of the Fund’s common stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s common stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the year.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(f) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(g) Options Transactions—For hedging and investment purposes, the Fund may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Fund at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

The Fund did not trade in options during the year ended December 31, 2010.

(h) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2010, the Fund had $10,153,611 and $29,179,195 of unused realized capital loss carryforwards, expiring in 2016 and 2017, respectively.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2010, the Fund had no net capital and foreign currency losses arising between November 1, 2010 and December 31, 2010.

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts as follows:

Paid in Capital	Distribution in excess of Net Investment Income	Accumulated Net Realized Loss

$(1,612,738)	$2,295,741	$(683,003)

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from February 2010 through December 2010, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. For 2010, none of the $0.8476 distributed per share was a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	2010	2009

Ordinary Income	$5,831,368	$3,817,418
Long-Term Capital Gain	—	—
Return of Capital	—	1,483,075

Total	$5,831,368	$5,300,493

At December 31, 2010, the components of distributable earnings on a tax basis were $0 of undistributed ordinary income, $0 of undistributed long-term capital gain and $6,467,850 of net unrealized appreciation.

(j) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

(k) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World

Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement.”

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $80,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chairman, Lester Z. Lieberman, of $5,000. (Prior to July 1, 2010, the compensation consisted of: (1) an annual retainer of $60,000, (2) $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) and (3) $1,000 for each committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business.) The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2010 were $65,731,367 and $67,765,381, respectively.

For the year ended December 31, 2010, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 1.75% from January 1, 2010 to June 24, 2010 and, since June 25, 2010, plus 1.25%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears, and a closing fee of 0.05% on the commitment, paid at closing. During the year ended December 31, 2010, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$12,478,849	$14,911,000	1.76%

*A loan balance was outstanding on each day during 2010.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
December 31, 2010

lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liabil-

ity. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of December 31, 2010:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2010

Assets:
Common Stocks*	$93,808,913	$—	$—	$93,808,913
Preferred Stock*	665,094	—	—	665,094
Foreign Government Obligations*	—	10,842,593	497,077	11,339,670
Short-Term Investment	—	4	—	4
Other Financial Instruments**
Forward Currency Contracts	—	632,752	—	632,752

Total	$94,474,007	$11,475,349	$497,077	$106,446,433

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(499,654)	$—	$(499,654)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments, on pages 7 to 9 and 15, for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instruments.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)
December 31, 2010

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2010:

Description	Balance as of December 31, 2009	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance as of December 31, 2010	Net Change in Unrealized Appreciation from Investments Still Held at December 31, 2010

Foreign Government Obligations	$873,026	$26,111	$(161,002)	$153,021	$108,680	$(502,759)	$—	$—	$497,077	$(2,671)
Supranationals	348,339	791	(94,660)	93,153	—	(347,623)	—	—	—	—

Total	$1,221,365	$26,902	$(255,662)	$246,174	$108,680	$(850,382)	$—	$—	$497,077	$(2,671)

There were no significant transfers into and out of Levels 1, 2 and 3 during the year ended December 31, 2010.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of forward currency contracts were $452,366,840 and $448,988,423, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2010:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$632,752

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$499,654

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 was:

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on forward currency contracts	$1,578,484

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$(289,725)

Lazard World Dividend & Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Lazard World Dividend & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lazard World Dividend & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard World Dividend & Income Fund, Inc. as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
March 1, 2011

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2010, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

Three Class I Directors (Charles L. Carroll, Leon M. Pollack, and Robert M. Solmson), each to serve for a three-year term expiring at the 2013 Annual Meeting and/or until his successor is duly elected and qualified.

Director	For	Withhold Authority

Charles L. Carroll	5,801,651	453,314
Leon M. Pollack	5,806,895	448,070
Robert M. Solmson	5,805,372	449,592

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Board of Directors:

Class I – Directors with Term Expiring in 2013

Independent Directors:

Leon M. Pollack (70)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (63)	Director (April 2005)

President, Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments; Director, Colonial Williams- burg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles L. Carroll (50)	Chief Executive Officer, President and Director (April 2005)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II – Directors with Term Expiring in 2011

Independent Directors:

Kenneth S. Davidson (65)(4)	Director (April 2005)

President, Davidson Capital Management Corporation, an investment manager; Partner, Aquiline Holdings LLC, an investment manager; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (48)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (49 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (80)	Director (April 2005)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III – Directors with Term Expiring in 2012

Independent Director:

Richard Reiss, Jr. (66)	Director (April 2005)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (50)	Director (July 2005)	Chief Executive Officer of the Investment Manager; Vice Chairman and Director of Lazard Ltd (since January 2010)

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of, as of January 31, 2011, 22 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.
(4)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not identified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (38)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer (April 2005)	Vice President of the Investment Manager

Brian D. Simon (48)	Chief Compliance Officer (January 2009) and Assistant Secretary (April 2005)	Managing Director (since February 2011) of the Investment Manager (previously, Director) and Chief Compliance Officer (since January 2009) of the Fund and the Investment Manager

Tamar Goldstein (35)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer (April 2005)	Vice President (since February 2011, previously, Fund Administration Manager) of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Other Information
(unaudited)

Tax Information
Year Ended December 31, 2010

The following tax information represents year end disclosures of the tax benefits passed through to stockholders for 2010:

Of the dividends paid by the Fund, 70.12% of each dividend will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2010 Form 1099-DIV.

Of the dividends paid by the Fund, 25.91% of the dividends qualify for the dividends received deduction available to corporate shareholders.

Pursuant to Section 871 of the Code, the Fund has no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board held on November 17-18, 2010, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 active funds comprises approximately $20.3 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $246.4 million, of the nearly $130 billion of total assets under the management of the Investment Manager and its global affiliates as of September 30, 2010). The representatives of the Investment Manager noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, operational and legal and compliance support. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience. The Directors were provided with the Fund’s market price performance and market discounts to net asset value and distributions.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through September 30, 2010) information prepared by Lipper. They noted the limitations of the Lipper comparison group (“Group”) and that Lipper’s management fee comparisons include administrative fees (which, for the Fund, is paid to the Fund’s third party administrator that is not affiliated with the Investment Manager) and that the quintile rankings used therein (referred to below) did not include fixed dollar amounts paid to administrators. It was noted that such fixed fees were not material relative to the Fund’s management fees,

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)
(unaudited)

but could affect management fee quintile rankings if included in Lipper’s analysis. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

The Directors also discussed the management fees and expense ratios (leveraged and unleveraged) for the Fund, and it was noted that, as calculated by Lipper, they were above the medians of the Group but the expense ratios were competitive with the medians of the Lipper universe (“Universe”).

The Directors noted that the Fund’s total return performance (based on net asset value) ranked first of the four funds in the Fund’s Group over various measurement periods ended September 30, 2010 and that it was in the first quintile of the Universe for four of the six measurement periods. The Directors, however, noted that no funds in the Group or Universe pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in forward currency contracts. They also were advised that the Investment Manager did not manage any separately managed accounts with similar investment objectives, policies and strategies using the Fund’s investment strategies.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments, for the purposes of making Currency Investments, and considered the advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other deriva-

tive instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed the Fund information prepared by the Investment Manager concerning the estimated expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Fund’s Man-

Lazard World Dividend & Income Fund, Inc.

Other Information (concluded)
(unaudited)

agement Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager for the calendar year ending December 31, 2010 (assuming that asset levels were unchanged from September 30, 2010 to December 31, 2010) and for calendar year 2011 assuming that the average net assets used in the 2010 projection increased by 20%, and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Fund from January 1, 2010 through September 30, 2010. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated and projected profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under its Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and out-

flows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Fund’s Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with a nearly $130 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•

The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement was in the best interests of the Fund and its stockholders.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of common stock of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza

www.LazardNet.com

New York, NY 10112-6300

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant’s Board of Directors (the “Board”) has determined that Lester Z. Lieberman, Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Lieberman, Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,000 in 2009 and $62,000 in 2010.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”), and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,562.50 in 2009 and $8,250 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above. There were no fees billed for the Reporting Periods for non-audit services by the Auditor to Service Affiliates, other than the services reported in paragraphs (a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and rendered to Service Affiliates for the Reporting Periods were $863,611 in 2009 and $935,847 in 2010.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” (as defined in the Investment Company Act of 1940) of the Registrant (“Independent Directors”):

Lester Z. Lieberman, Audit Committee Chairman Nancy A. Eckl Leon M. Pollack Richard Reiss, Jr. Robert M. Solmson

ITEM 6. INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

          The Registrant has delegated voting of proxies in respect of portfolio holdings to Lazard, to vote the Registrant’s proxies in accordance with Lazard’s proxy voting policy and guidelines (the “Voting Guidelines”) that provide as follows:

•	Lazard votes proxies in the best interests of its clients.

•	Unless Lazard’s Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with the Voting Guidelines.

•

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals (“Approved Guidelines”) or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

•	Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client’s overall best interests not to vote.

          The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

•	vote as recommended by management in routine election or re-election of directors;

•

favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

•	vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of the date of the filing of this Report on Form N-CSR, the following persons are responsible for the management of the Registrant’s portfolio:

James Donald is responsible for allocation of the Registrant’s assets between World Equity Investments and Currency Investments (each, as defined in the notes to the Registrant’s annual report to shareholders contained in Item 1) and overall management of the Registrant’s portfolio. World Equity Investments and Currency Investments are each managed on a team basis, with each member of the team involved at all levels of the investment process.

Mr. Donald, a Managing Director of Lazard, is a portfolio manager/analyst on Lazard’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining Lazard in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

World Equity Investments. Andrew Lacey and Patrick Ryan, with the assistance of Kyle Waldhauer, are jointly responsible for investment of the Registrant’s assets allocated to World Equity Investments.

Mr. Lacey, a Deputy Chairman of Lazard, is responsible for oversight of U.S. and Global strategies. He also is a portfolio manager/analyst on various of Lazard’s U.S. Equity and Global Equity teams. Mr. Lacey joined Lazard in 1996, and has been working in the investment field since 1995.

Mr. Ryan, a Director of Lazard, is a portfolio manager/analyst on Lazard’s Global Equity and Global Equity Income teams. He began working in the investment field in 1989 and joined Lazard in 1994, and is a CFA Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Waldhauer is a Senior Vice President of Lazard and a portfolio manager/analyst on Lazard’s Global Equity Income team. He began working in the investment field when he joined Lazard in 1998.

Currency Investments. Ardra Belitz and Ganesh Ramachandran are jointly responsible for investment of the Registrant’s assets allocated to Currency Investments.

Ms. Belitz is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. She has been working in the investment field since 1994 and joined Lazard in 1996.

Mr. Ramachandran is a Managing Director of Lazard and a portfolio manager/analyst specializing in emerging market currency and debt. He joined Lazard in 1997.

Portfolio Management

Team Management. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Registrant is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Registrant, that they are managing on behalf of Lazard. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard and certain of the Registrant’s portfolio managers manage hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. However, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies. When Lazard engages in short sales of securities of the type in which the Registrant invests, Lazard could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management team responsible for managing the Registrant. Specifically, it shows the number of portfolios and assets managed by management teams of which each of the Registrant’s portfolio managers is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)#	Other Pooled Investment Vehicles ($*)#	Other Accounts ($*)#, +

Ardra Belitz	2 (256.3 million)	4 (2.9 billion)	4 (187.7 million)
James M. Donald	10 (24.0 billion)	18 (6.8 billion)	214 (12.6 billion)
Andrew D. Lacey	15 (12.9 billion)	10 (976.0 million)	199 (5.4 billion)
Ganesh Ramachandran	2 (256.3 million)	4 (2.9 billion)	4 (187.7 million)
Patrick Ryan	1 (95.3 million)	7 (405.1 million)	33 (1.3 billion)
Kyle Waldhauer	1 (95.3 million)	3 (260.5 million)	3 (20.4 million)

* Total assets in accounts as of December 31, 2010.
# The following portfolio managers manage accounts with respect to which the advisory fee is based on the performance of the account:
(1) Mr. Donald manages four other accounts and one registered investment company with assets under management of approximately $1.5 billion and $2.1 billion, respectively.
(2) Mr. Lacey manages one registered investment company with assets under management of approximately $6.5 billion.
(3) Ms. Belitz and Mr. Ramachandran manage three other pooled investment vehicles with assets under management of approximately $2.6 billion.

+ Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s component strategies. Portfolio managers responsible for managing the Registrant may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

During the fiscal year covered by this Report on Form N-CSR, Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted fund interests. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for the Registrant’s portfolio management team in respect of its management of the Registrant is determined by reference to the Morgan Stanley Capital International (MSCI®) All Country World Index. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. Portfolio managers managing accounts that pay performance fees may receive a portion of the performance fee as part of their compensation.

Ownership of Registrant Securities

As of December 31, 2010, the portfolio managers of the Registrant owned the following shares of Common Stock of the Registrant.

Portfolio Manager	Market Value of Shares

Ardra Belitz	None
James M. Donald	$100,001-$500,000
Andrew D. Lacey	$100,001-$500,000
Ganesh Ramachandran	$10,001-$50,000
Patrick Ryan	$100,001-$500,000
Kyle Waldhauer	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date    March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll

Charles L. Carroll
Chief Executive Officer

Date    March 10, 2011

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date    March 10, 2011